UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

NORTHERN TRUST CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-36609	36-2723087
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 10, 2026, Northern Trust Corporation (the “Company”) issued $1,000,000,000 of its 5.300% Senior Notes due 2031 (the “2031 Notes”) and $1,000,000,000 of its 5.700% Senior Notes due 2036 (the “2036 Notes” and, together with the 2031 Notes, the “Notes”) pursuant to an underwriting agreement, dated as of November 5, 2026, by and among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Siebert Williams Shank & Co., LLC, as representatives of the several underwriters listed therein. The 2031 Notes were issued in a public offering pursuant to an indenture, dated as of May 8, 2017 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by a ninth supplemental indenture, dated as of November 10, 2026, between the Company and the Trustee. The 2036 Notes were issued in a public offering pursuant to the Base Indenture, as amended and supplemented by a tenth supplemental indenture, dated as of November 10, 2026, between the Company and the Trustee.

The Notes are unsecured obligations of the Company and rank equally with all of the Company’s other existing and future senior debt. The 2031 Notes will mature on November 10, 2031, and the 2036 Notes will mature on November 10, 2036. The 2031 Notes will bear interest from the date they are issued at an annual rate of 5.300%, and the 2036 Notes will bear interest from the date they are issued at an annual rate of 5.700%, in each case payable semi-annually in arrears on May 10 and November 10 of each year, beginning on May 10, 2027. Neither series of Notes may be redeemed prior to its maturity date.

The Notes were offered pursuant to the Company’s shelf Registration Statement on Form S-3 (Registration No. 333-297829) and the prospectus included therein, dated July 30, 2026, and supplemented by the prospectus supplement, dated November 5, 2026.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 5, 2026, among Northern Trust Corporation and BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Siebert Williams Shank & Co., LLC, as representatives of the underwriters named therein.

4.1	Ninth Supplemental Indenture, dated as of November 10, 2026, between Northern Trust Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Tenth Supplemental Indenture, dated as of November 10, 2026, between Northern Trust Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 5.300% Senior Notes due 2031 (included in Exhibit 4.1).

4.4	Form of 5.700% Senior Notes due 2036 (included in Exhibit 4.2).

5.1	Opinion of Sidley Austin LLP, counsel for Northern Trust Corporation, as to the validity of the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2026

Northern Trust Corporation

By:	/s/ Nicole V. Gersch
Nicole V. Gersch
Senior Vice President, Deputy General Counsel and Corporate Secretary